                                POWER OF ATTORNEY

     The undersigned Directors of PRUDENTIAL EQUITY FUND, INC. hereby constitute, appoint and authorize Marguerite E.H. Morrison as true and lawful agent and attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments), and to file the same, with all exhibits thereto,

with the Securities and Exchange Commission. The undersigned do hereby give to said agent and attorney-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof.



/s/ Saul K. Fenster                     /s/ Stephen P. Munn
-----------------------------------     -----------------------------------
Saul K. Fenster                         Stephen P. Munn


/s/ Delayne Dedrick Gold                /s/ David R. Odenath, Jr.
-----------------------------------     -----------------------------------
Delayne Dedrick Gold                    David R. Odenath, Jr.


/s/ Robert F. Gunia                     /s/ Richard A. Redeker
-----------------------------------     -----------------------------------
Robert F. Gunia                         Richard A. Redeker


/s/ Douglas H. McCorkindale             /s/ Judy A. Rice
-----------------------------------     -----------------------------------
Douglas H. McCorkindale                 Judy A. Rice


/s/ W. Scott McDonald, Jr.              /s/ Robin B. Smith
-----------------------------------     -----------------------------------
W. Scott McDonald, Jr.                  Robin B. Smith


/s/ Thomas T. Mooney                    /s/ Louis A. Weil, III
-----------------------------------     -----------------------------------
Thomas T. Mooney                        Louis A. Weil, III


                                        /s/ Clay T. Whitehead
                                        -----------------------------------
                                        Clay T. Whitehead


Dated:  May 22, 2001

                                POWER OF ATTORNEY

     The undersigned Treasurer, Principal Financial and Accounting Officer for

each of the Funds listed below, hereby constitutes, appoints and authorizes

Marguerite E.H. Morrison as true and lawful agent and attorney-in-fact, to sign on her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments), and to file the same,

with all exhibits thereto, with the Securities and Exchange Commission. The undersigned does hereby give to said agent and attorney-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby approve, ratify and confirm all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof.



          FUNDS

          Prudential 20/20 Focus Fund
          Prudential Equity Fund, Inc.
          Prudential Global Total Return Fund, Inc.
          Prudential Index Series Fund
          Prudential Natural Resources Fund, Inc.
          Prudential Sector Funds, Inc.
          Prudential Small Company Fund, Inc.
          Prudential Tax-Managed Funds
          Prudential Tax-Managed Small-Cap Fund, Inc.
          Prudential U.S. Emerging Growth Fund, Inc.
          Prudential Value Fund
          The Prudential Investment Portfolios, Inc.



                                             /s/ Grace C. Torres
                                             --------------------
                                             Grace C. Torres
                                             Treasurer, Principal Financial
                                                  and Accounting Officer


Dated:  May 22, 2001